Exhibit 32.2

CERTIFICATION

I, Gregory S. Furness, Vice President, Finance and Chief Financial Officer of Delphax Technologies Inc. (the Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the accompanying Quarterly Report on Form 10-Q for the period ended March 31, 2006, as filed with the Securities and Exchange Commission (the Report), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2006	By:	/s/ Gregory S. Furness
Gregory S. Furness
Vice President, Finance and Chief Financial Officer